Exhibit 10.32.3
WAIVER AND AMENDMENT NO. 3
TO FINANCING AGREEMENT
WAIVER AND AMENDMENT NO. 3 TO FINANCING AGREEMENT, dated as of December 19, 2022 (this “Amendment”), to the Financing Agreement, dated as of May 27, 2022 (as amended by that certain Amendment No. 1 to Financing Agreement, dated as of August 10, 2022, that certain Amendment No. 2 to Financing Agreement, dated as of November 1, 2022, this Amendment, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AgileThought, Inc., a Delaware corporation (“Holdings”), AN Global, LLC, a Delaware limited liability company (“the Borrower”), each subsidiary of Holdings listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”, and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).
WHEREAS, pursuant to Section 7.01(r) of the Financing Agreement, the Loan Parties were required to (i) amend the Exitus Indebtedness to release AgileThought Digital Solutions S.A.P.I. and all other Foreign Subsidiaries as borrowers and guarantors within the earlier of (x) seventy (70) days after the assignment of the Trust Agreement that is described in paragraph 3 of Schedule 7.01(r), and (y) November 18, 2022 (such obligation, the “Exitus Reorg”) and (ii) on or prior to the date that was ten (10) Business Days following dissolution of the Trust Agreement, deliver to the Agent the original stock certificates and corresponding stock powers previously held in trust with respect to any and all Pledged Shares (such obligation, the “Stock Pledge”, and together with the Exitus Reorg, the “Post-Closing Obligations”);
WHEREAS, the Loan Parties have failed to complete the Post-Closing Obligations by the applicable deadlines;
WHEREAS, such failure to complete the Exitus Reorg constitutes an Event of Default pursuant to Section 9.01(c)(i) of the Financing Agreement on and as of November 19, 2022 (the “Exitus Reorg Default”);
WHEREAS, such failure to complete the Stock Pledge constitutes an Event of Default pursuant to Section 9.01(c)(i) of the Financing Agreement on and as of November 23, 2022 (the “Stock Pledge Default”, and together with the Exitus Reorg Default, the “Specified Defaults”);
WHEREAS, the Agents delivered a Reservation of Rights Letter to the Loan Parties on December 6, 2022, notifying the Loan Parties of the Specified Defaults;
WHEREAS, the Loan Parties have requested that the Agents and the Required Lenders amend certain terms and conditions of the Financing Agreement and waive the Specified Defaults; and
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WHEREAS, the Agents and the Required Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.
2.Amendments.
(a)Section 1.01 is hereby amended by adding the following definition, in appropriate alphabetical order:
““Exitus Obligor” means AgileThought Digital Solutions, S.A.P.I. de C.V.”
(a)Section 1.01 is hereby amended by replacing the last paragraph of the definition of “Permitted Liens” with the following:
“provided that, other than any Liens securing the Obligations, in no event shall any Loan Party or any Subsidiary of a Loan Party grant a Lien on (x) any property of any Loan Party or Subsidiary of a Loan Party that is organized under the law of Mexico, or (y) any Equity Interests of any Loan Party or any Subsidiary of a Loan Party that is organized under the law of Mexico unless, in each such case, such Lien secures the Obligations and (subject to the provisions of the Intercreditor Agreement) the obligations under the Existing Second Lien Credit Facility.”
(b)Paragraph 8 of Schedule 7.01(r) is hereby amended and restated in its entirety to read as follows:
“Within the earlier of (x) seventy (70) days after the assignment of the Trust Agreement that is described in paragraph 3 above, and (y) November 18, 2022, the Loan Parties shall dissolve the Trust Agreement.
(c)Paragraph 9 of Schedule 7.01(r) is hereby amended and restated in its entirety to read as follows:
“The Loan Parties shall:

    (a)     on or prior to December 31, 2022, deliver to Agent original stock certificates and corresponding stock powers with respect to any and all Pledged Shares, including each of the certificates listed in the table below (or replacement certificates) that is owned by a Loan Party that is not a Foreign Subsidiary, and

    (b)     on or prior to December 31, 2022, execute and deliver a Mexican pledge agreement over the Pledge Shares listed in the table below, governed by the law of the United Mexican States, together with (A) the applicable Pledge Shares certificates duly endorsed in guarantee in favor of the Agent; and (B) a certificate of the secretary of the Board of Directors of each of the Foreign Subsidiaries certifying that the pledge has been registered in the company’s share registry book.

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Pledged Issuer	Owner	Number of Shares / Equity Interest	Class	Certificate Number	Percentage of Outstanding Shares Pledged
AgileThought Digital Solutions, S.A.P.I de C.V.	Invertis S.A. de C.V.	-	Fixed Capital	N/A	0%
		1	Variable Capital	2
	IT Global Holding, LLC.	50,000	Fixed Capital	1	100%
		102,864,311	Variable Capital	2
		1	Variable Capital	3
AgileThought México, S.A. de C.V.	IT Global Holding LLC	1	Fixed Capital	3	100%
	QMX Investment Holding USA, Inc.	49,999	Fixed Capital	1	100%
		262,400,000	Variable Capital	2
AN Data Intelligence, S.A. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V.	1	Fixed Capital	4	0%
	IT Global Holding, LLC.	49,999	Fixed Capital	3	100%
AN Extend, S.A. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V.	1	Fixed Capital	7	0%
	IT Global Holding, LLC.	49,999	Fixed Capital	6	100%
AN UX, S.A. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V.	1	Fixed Capital	2	0%
	IT Global Holding, LLC.	49	Fixed Capital	1	100%
		44,080	Variable Capital	1 and 2

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Faktos Inc., S.A.P.I. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V	1	Variable Capital	3	0%
	IT Global Holding, LLC.	2,148	Fixed Capital	1 and 2	100%
		2,192	Variable Capital	1
Facultas Analytics, S.A.P.I. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V.	1	Variable Capital	3	0%
	IT Global Holding LLC	2,667	Fixed Capital	1 and 2	100%
		2,722	Variable Capital	1
Entrepids México, S.A. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V.	1	Fixed Capital	2	0%
	Entrepids Technology Inc.	2,999	Fixed Capital	1	100%
AgileThought Servicios Administrativos, S.A. de C.V.	AgileThought, Inc.	1	Fixed Capital	2	100%
	AgileThought Digital Solutions, S.A.P.I. de C.V.	49,999	Fixed Capital	1	0%
AgileThought Servicios México, S.A. de C.V.	AgileThought Digital Solutions, S.A.P.I. de C.V.	1	Fixed Capital	2	0%
	AgileThought, Inc.	49,999	Fixed Capital	1	100%

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Cuarto Origen, S. de R.L. de C.V.	4th Source Mexico, LLC	1	NA	NA	100%
	4th Source, LLC	1	NA	NA	100%
AN Evolution S. de R.L. de C.V.	AgileThought, Inc.	1	NA	NA	100%
	IT Global Holding LLC	1	NA	NA	100%

(d)Schedule 7.01(r) is hereby amended by inserting the following Paragraph 10 immediately after Paragraph 9:
“On or before December 31, 2022, the Exitus Obligor shall have entered into a non-possessory pledge agreement, governed by the law of the United Mexican States, pursuant to which it grants a Lien on substantially all of its property to secure the Obligations (to the extent such a Lien can be granted under such law), and shall take such actions as may be necessary (in the Collateral Agent’s sole discretion) to perfect such Lien in accordance with such non-possessory pledge agreement.”

3.Waiver. Subject to the satisfaction in full of the conditions to effectiveness set forth in Section 5 below and in reliance upon the representations and warranties of the Loan Parties contained herein, the Agents and the Lenders party hereto hereby waive  the Specified Defaults and the collection of the Post-Default Rate interest payable on and after the date hereof in connection with such Specified Defaults having occurred and continued (the “Waiver”). For the avoidance of doubt, the parties hereto acknowledge that interest on the Loans accrued at the Post-Default Rate during the period beginning on November 19, 2022 and ending on the date hereof. The waivers set forth in this Section 3 shall be effective only in this specific instance, shall apply only for the defaults that have occurred prior to the date hereof and only for the specific purpose set forth herein and, for the avoidance of doubt, do not allow for any other or further departure from the terms and conditions of the Financing Agreement (after giving effect to the Amendment) or any other Loan Document, including the application and collection of the interest at the Post-Default Rate, which terms and conditions shall continue in full force and effect. For the avoidance of doubt, Section 7.01(r) of the Financing Agreement (as amended by the Amendment) remains in full force and effect and no covenants contained therein are waived by the Waiver.
4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:
(a)Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document on or immediately prior to the Amendment No. 3 Effective Date, but after giving effect to the Waiver, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or

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“Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment No. 3 Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(b)Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or sociedad anonima duly organized, validly existing and, other than the Mexican Loan Parties, in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated by this Amendment and by the Financing Agreement, as amended by this Amendment, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.
(c)Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and the performance by it of the Financing Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law, or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except in the case of clauses (ii)(C) and (iv) hereof, to the extent that such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.
(d)Enforceability of Loan Documents. This Amendment and the Financing Agreement (as amended by this Amendment) is and will be a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(e)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.
5.Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first

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date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment No. 3 Effective Date”):
(a)Payment of Fees, Etc. The Borrowers shall have paid on or before the date hereof, all fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.07 or 12.04 of the Financing Agreement, in each case, the failure of which shall render the Waiver null and void.
(b)Representations and Warranties. After giving effect to the Waiver, the representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 3 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).
(c)No Default; Event of Default. After giving effect to the Waiver, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 3 Effective Date or result from this Amendment becoming effective in accordance with its terms.
(d)Exitus. As of the Amendment No. 3 Effective Date, the only Foreign Subsidiary that is obligated as a borrower or guarantor in respect of the Exitus Indebtedness is AgileThought Digital Solutions S.A.P.I. (the “Exitus Obligor”), and the Guaranty by the Exitus Obligor of the Obligations is in full force and effect.
(e)Delivery of Documents. The Agents shall have received on or before the Amendment No. 3 Effective Date, the following:
(i)This Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders, in form and substance satisfactory to the Agents.
(ii)A certificate executed by an Authorized Officer of the Borrower, certifying as to the conditions precedent in clauses (b), (c) and (d) of this Section 5.
(f)Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties’ business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby, or (ii) could reasonably be expected to have a Material Adverse Effect.
6.Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and

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shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 3 Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended by this Amendment) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.
7.No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.
8.No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Each Loan Party further acknowledges that the waivers and amendments contain herein are not indications of promises by the Agent or any Lender to provide any further waivers or amendments, and each Loan Party understands that no such waivers or amendments shall be granted in the future.
9.Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing), and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort,

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statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 3 Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.
10.Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.
11.Miscellaneous.
(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(d)Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.
(e)Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

AN GLOBAL LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

[Signature Page to Amendment No. 3 to Financing Agreement]
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GUARANTORS:

AGILETHOUGHT, INC.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGILETHOUGHT, LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Manager

4TH SOURCE, LLC

By:	/s/ Diana Abril
Name:	Diana Abril
Title:	Manager

IT GLOBAL HOLDINGS LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

4TH SOURCE HOLDING CORP.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

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QMX INVESTMENT HOLDINGS USA, INC.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGS ALPAMA GLOBAL SERVICES USA, LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

ENTREPIDS TECHNOLOGY INC.

By:	/s/ Carolyne Cesar
Name:	Carolyne Cesar
Title:	Secretary

4TH SOURCE MEXICO, LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AN USA

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

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AGILETHOUGHT DIGITAL SOLUTIONS, S.A.P.I. DE C.V.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Attorney-in-fact

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

AGILETHOUGHT MÉXICO, S.A. DE C.V.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

[Signature Page to Amendment No. 3 to Financing Agreement]
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COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
BLUE TORCH FINANCE LLC, as Collateral Agent and Administrative Agent By: Blue Torch Capital LP, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: CEO

[Signature Page to Amendment No. 3 to Financing Agreement]
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LENDERS:
BLUE TORCH CREDIT OPPORTUNITIES FUND II LP By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P.

By:	/s/ Kevin Genda
Name: Kevin Genda in his capacity as authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund L.P.

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND II, LLC By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 3 to Financing Agreement]
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BTC HOLDINGS SBAF FUND LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS KRS FUND LLC By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 3 to Financing Agreement]
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BTC OFFSHORE HOLDINGS FUND II-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 3 to Financing Agreement]
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BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LP, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND II LP By: Blue Torch Offshore Credit Opportunities GP II LP, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP A SEGREGATED PORTFOLIO OF SWISS CAPITAL PRIVATE DEBT (OFFSHORE) FUNDS SPC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
[Signature Page to Amendment No. 3 to Financing Agreement]

Title: Authorized Signatory of Blue Torch Capital LP in its capacity as investment manager to SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP

[Signature Page to Amendment No. 1 to Financing Agreement]